Exhibit 4.22

                                            CONFORMED COPY


                                   AMENDMENT dated as of July 24, 1997
                              (this "Amendment") to the Credit Agreement dated as of June 30, 1995 (as heretofore amended, the "Credit Agreement"), among PT FREEPORT INDONESIA COMPANY, a limited liability company organized under the laws of the Republic of Indonesia and also domesticated in Delaware ("FI"), FREEPORT-MCMORAN COPPER & GOLD INC., a Delaware corporation ("FCX"), the undersigned financial institutions (collectively, the "Banks"), FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as trustee under the FI Trust Agreement (in such capacity, the "FI Trustee"), THE CHASE MANHATTAN BANK (formerly Chemical Bank), a New York banking corporation ("Chase"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), as security agent for the Banks (in such capacity, the "Security Agent") under the Bank Security Documents (as defined in the Credit Agreement) and as security agent for the Banks and RTZ-IIL (in such capacity, the "JAA Security Agent") under the JAA Fiduciary Transfer (as defined in the Credit Agreement) and the JAA Fiduciary Power (as defined in the Credit Agreement), and THE CHASE MANHATTAN BANK (as successor to The Chase Manhattan Bank (National Association)), as documentary agent for the Banks (in such capacity the "Documentary Agent"; the Administrative Agent, the Security Agent, the JAA Security Agent and the Documentary Agent being collectively referred to herein as the "Agents"). Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Credit Agreement.

                         WHEREAS FCX, FI, the FI Trustee and the Agents
               have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement in the manner set forth in this Amendment.

                         WHEREAS, this Amendment shall constitute the
               written consent of each of the Banks in accordance with
               Section 10.7(b) of the Credit Agreement.

                         Accordingly, FCX, FI, the FI Trustee, the Banks
               and the Agents agree as follows:

                         SECTION 1.  Amendments.  Effective as of the
               Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

                         (a)  The definition of "Maturity Date" in
                    Section 1.1 of the Credit Agreement is hereby amended to replace the words "December 31, 1999" with "December 31, 2002".

                         SECTION 2. Representations and Warranties. Each of FCX and FI represents and warrants to the Administrative Agent and to each of the Banks that:

                         (a) The representations and warranties set forth
                    in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                         (b) As of the date hereof, no Default or Event of
                    Default has occurred and is continuing under the Credit Agreement.

                         SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date that each of the following conditions shall have been satisfied (such date of effectiveness being the "Effective Date"):

                         (a) Receipt by Cravath, Swaine & Moore, special
                    counsel for the Agents, of executed counterparts of this Amendment which, when taken together, bear the signatures of FI, FCX, the FI Trustee, the Agents and each Bank.

                         (b) The representations and warranties on the part
                    of FI and FCX contained in Article IV of the Credit Agreement shall be true and correct in all material respects at and as of the Effective Date as though made on and as of such date.

                         (c) The Administrative Agent shall have received
                    on behalf of itself and the Banks a favorable written opinion of (i) Jones, Walker, Waechter, Poitevent, Carrere & Denegre, counsel for FCX and FI, (ii) Ali Budiardjo, Nugroho, Reksodiputro, special Indonesian counsel for FI, (iii) Henry A. Miller, general counsel of FCX and (iv) Mochtar, Karuwin & Komar, special Indonesian counsel for the Agents, each dated the Effective Date and addressed to the Administrative Agent and the Banks, each in the form approved by the Agents and Cravath, Swaine & Moore, special counsel for the Agents. FCX and FI and, in the case of (iv) above, the Agents, hereby instruct such counsel to deliver such opinions.

                         SECTION 4. Reallocation of the Banks' Commitments under the Credit Agreement. (a) It is hereby acknowledged that, pursuant to the terms of this Amendment, the Total Commitment under the Credit Agreement is not being changed but the allocations of the Banks' commitments are being changed (the "Commitment Reallocation"), effective as of the Effective Date. The Commitment Reallocation will be implemented through the increase of the Commitments of one or more of the Banks (each such Bank that is willing to increase its Commitment hereunder being an "Increasing Bank"), the decrease of the Commitments of one or more of the Banks (each such Bank that is willing to reduce its Commitment hereunder being a "Reducing Bank") and the continuation of the amount of the Commitments of one or more Banks (each such bank whose Commitment is not changing, aa "Non-Changing Bank"). If agreement is reached on or prior to the Effective Date with any Increasing Banks or Reducing Banks as to a commitment increase or a commitment reduction, as the case may be, the Commitments of such Increasing Banks, such Reducing Banks and the Non-Changing Banks shall be, as of the Effective Date, the amounts set forth in
               Schedule II to this Amendment; provided that each Bank shall have delivered to the Administrative Agent within 30 Business Days of the Effective Date, its existing Promissory Notes of FCX and FI issued under the Credit Agreement as in effect prior to the Effective Date. The Administrative Agent, upon receipt of such Promissory Notes from each Bank, shall promptly deliver such Promissory Notes to FCX and FI.

                         (b) On the Effective Date, the Administrative Agent shall record in the Register the relevant information with respect to each Increasing Bank and each Reducing Bank.
                Each Increasing Bank shall, before 2:00 P.M. (New York City time) on the Effective Date, make available to the Administrative Agent in New York, New York, in immediately available funds, an amount equal to the excess of (i) such Increasing Bank's ratable portion of the borrowings then outstanding (calculated based on its Commitment as a percentage of the Total Commitments outstanding after giving effect to the Commitment Reallocation) over (ii) such Increasing Bank's pro rata share of the borrowings then outstanding (calculated based on its Commitment (without giving effect to the Commitment Reallocation) as a percentage of the Total Commitments (without giving effect to the Commitment Reallocation). After the Administrative Agent's receipt of such funds from each such Increasing Bank, the Administrative Agent will promptly thereafter cause to be distributed like funds to the Reducing Banks for their account in an amount to each Reducing Bank such that the aggregate amount of the outstanding borrowings owing to each Reducing Bank after giving effect to such distribution equals such Reducing Bank's pro rata share of the borrowings then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the Commitment Reallocation). Pursuant to
               Section 3.13 of the Credit Agreement, FCX and FI shall pay any losses any Bank may sustain or incur as a consequence of any Breakage Event that may occur in connection with or as a result of the transactions contemplated by this Amendment. Within one Business Day prior to the Effective Date, each of FCX and FI, at its own expense, shall execute and deliver to the Administrative Agent Promissory Notes payable to the order of each Bank, dated as of June 30, 1995, in a principal amount equal to such Bank's Commitment after giving effect to the Commitment Reallocation, substantially in the form of Exhibits A-1 and A-2 to this Amendment. The Administrative Agent, upon receipt of such Promissory Notes from each of FCX and FI, shall promptly deliver such Promissory Notes to the Banks.


                         SECTION 5. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used in the Credit Agreement the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                         SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                         SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                         SECTION 8. Expenses. Each of FCX and FI agrees to reimburse the Agents for all out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agents.


                         IN WITNESS WHEREOF, the parties hereto have caused
               this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                             PT FREEPORT INDONESIA
                                              COMPANY,

                                              by /s/R. Foster Duncan
                                                 ---------------------
                                                 Name:  R. Foster Duncan
                                                 Title: Vice President &
                                                         Treasurer


                                             FREEPORT-MCMORAN COPPER & GOLD
                                             INC.,

                                              by
                                                 /s/R. Foster Duncan
                                                 -------------------
                                                 Name:  R. Foster Duncan
                                                 Title: Vice President &
                                                         Treasurer



                                             FIRST TRUST OF NEW YORK,
                                             NATIONAL ASSOCIATION, as FI
                                             Trustee,

                                              by
                                                /s/ Ward A. Spooner
                                                ---------------------
                                                 Name:  Ward A. Spooner
                                                 Title: Vice President


                                             THE CHASE MANHATTAN BANK,
                                             individually and as
                                             Administrative Agent, Security
                                             Agent, JAA Security Agent and
                                             Documentary Agent,

                                              by
                                                /s/James H. Ramage
                                                ----------------------
                                                 Name:  James H. Ramage
                                                 Title:  Vice President


                                             ABN AMRO BANK N.V., HOUSTON
                                             AGENCY,

                                              by

                                             ABN AMRO NORTH AMERICA, INC.,
                                             as Agent for ABN AMRO BANK
                                             N.V.,

                                              by
                                                 /s/ H. Gene Shiels
                                                 ---------------------
                                                 Name:  H. Gene Shiels
                                                 Title:  Vice President

                                              by
                                                  /s/ W. Bryan Chapman
                                                  ------------------------
                                                 Name:   W. Bryan Chapman
                                                 Title:   Group Vice
                                                          President


                                             ARAB BANKING CORPORATION
                                             (B.S.C.),

                                              by
                                                 /s/ Stephen A. Plauche
                                                 ------------------------
                                                 Name:  Stephen A. Plauche
                                                 Title:  Vice President


                                             AUSTRALIA AND NEW ZEALAND
                                             BANKING GROUP LIMITED, CAYMAN
                                             ISLANDS BRANCH,

                                              by
                                                 /s/ K. Loughlin
                                                 -------------------
                                                 Name:   K. Loughlin
                                                 Title:  Vice President


                                             BANK AUSTRIA
                                             AKTIENGESELLSCHAFT,

                                              by
                                                 /s/ J. Anthony Seay
                                                 -----------------------
                                                 Name:   J. Anthony Seay
                                                 Title:  Vice President

                                              by
                                                 /s/ Mark Nolan
                                                 ------------------
                                                 Name:   Mark Nolan
                                                 Title:  Assistant Vice
                                                         President


                                             BANK OF AMERICA ILLINOIS,

                                              by
                                                 /s/ W. Thomas Barnett
                                                 -----------------------
                                                 Name: W. Thomas Barnett



                                             BANK OF MONTREAL,

                                              by
                                                 /s/ Michael P. Sassos
                                                 ------------------------
                                                 Name:   Michael P. Sassos
                                                 Title:  Director


                                             THE BANK OF NOVA SCOTIA,

                                              by
                                                  /s/ F.C.H. Ashby
                                                  -------------------
                                                  Name:  F.C.H. Ashby
                                                 Title: Senior Manager
                                                         Loan Operations



                                             THE BANK OF TOKYO-MITSUBISHI,
                                             LTD. HOUSTON AGENCY,

                                               by
                                                 /s/ John W. McGhee
                                                 ----------------------
                                                 Name:   John W. McGhee
                                                 Title:  Vice President and
                                                         Manager



                                             BANQUE NATIONALE DE PARIS,

                                              by
                                                 /s/ John L. Stacy
                                                 --------------------
                                                 Name:  John L. Stacy
                                                 Title:  Vice President



                                             BANQUE PARIBAS,

                                              by
                                                 /s/ Marian Livingston
                                                 -------------------------
                                                 Name:   Marian Livingston
                                                 Title:  Vice President

                                              by
                                                 /s/ Michael Fiuzat
                                                 ----------------------
                                                 Name:   Michael Fiuzat
                                                 Title:  Vice President



                                             BARCLAYS BANK PLC,

                                              by
                                                 /s/ Carol A. Cowan
                                                 ----------------------
                                                 Name:   Carol A. Cowan
                                                 Title:  Director



                                             CHRISTIANIA BANK OG
                                             KREDITKASSE,

                                              by
                                                 /s/ Peter M. Dodge
                                                 ---------------------
                                                 Name:  Peter M. Dodge
                                                 Title:  First Vice
                                                         President

                                              by
                                                 /s/ Carl-Petter Svendsen
                                                 ------------------------
                                                 Name:  Carl-Petter Svendsen
                                                 Title:  First Vice
                                                         President



                                             DAI-ICHI KANGYO BANK, LTD.,

                                              by
                                                 /s/ Masayoshi Komaki
                                                 ------------------------
                                                 Name:   Masayoshi Komaki
                                                 Title:  Vice President


                                             DEUTSCHE BANK, AG, SINGAPORE
                                             BRANCH,

                                              by
                                                 /s/ Raymond Lee
                                                 -------------------
                                                 Name:   Raymond Lee
                                                 Title:  First Vice
                                                         President, Head of
                                                         Credit Department

                                              by
                                                 /s/ Tan Tiat Hern
                                                 ---------------------
                                                 Name:   Tan Tiat Hern
                                                 Title:  First Vice
                                                         President, Head of
                                                         Corporate Banking


                                             DRESDNER BANK AG, NEW YORK
                                             BRANCH AND GRAND CAYMAN
                                             BRANCH,

                                              by
                                                 /s/ Wayde Colquhoun
                                                 ----------------------
                                                 Name:  Wayde Colquhoun
                                                 Title:  Vice President

                                              by
                                                 /s/ P. Douglas Sherrod
                                                 -----------------------
                                                 Name: P.Douglas Sherrod
                                                 Title:  Vice President


                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO,

                                              by
                                                 /s/ William V. Clifford
                                                 ---------------------------
                                                 Name:   William V. Clifford
                                                 Title:  Vice President



                                             FIRST NATIONAL BANK OF
                                             COMMERCE,

                                              by
                                                 /s/ Joshua C. Cummings
                                                 -------------------------
                                                 Name:  Joshua C. Cummings
                                                 Title:  Assistant Vice
                                                         President


                                             THE FUJI BANK, LIMITED,
                                             HOUSTON AGENCY,

                                              by
                                                 /s/ David Kelley
                                                 --------------------
                                                 Name:   David Kelley
                                                 Title:  Sr. Vice President



                                             HIBERNIA NATIONAL BANK,

                                              by
                                                 /s/ Steven Nance
                                                 --------------------
                                                 Name:   Steven Nance
                                                 Title:  Banking Officer


                                             THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED NEW YORK BRANCH,

                                              by
                                                 /s/ Kensaku Iwata
                                                 ---------------------
                                                 Name:   Kensaku Iwata
                                                 Title:  Senior Vice
                                                         President,
                                                         Houston Office



                                             THE LONG-TERM CREDIT BANK OF
                                             JAPAN, LIMITED,

                                              by
                                                 /s/ Sadao Muraoka
                                                 ---------------------
                                                 Name:   Sadao Muraoka
                                                 Title:  Head of Southwest
                                                         Region




                                             THE MITSUI TRUST AND BANKING
                                             COMPANY, LIMITED,

                                              by
                                                 /s/ Margaret Holloway
                                                 -------------------------
                                                 Name:   Margaret Holloway
                                                 Title:  Vice President and
                                                         Manager


                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK,

                                              by
                                                 /s/ John Kowalczuk
                                                 ---------------------
                                                 Name:  John Kowalczuk
                                                 Title:  Vice President


                                             NATIONAL WESTMINSTER BANK PLC,

                                              by
                                                 /s/ David Rowley
                                                 --------------------
                                                 Name:   David Rowley
                                                 Title:  Vice President


                                             NATIONAL WESTMINSTER BANK PLC
                                             (NASSAU BRANCH),

                                              by
                                                 /s/ David Rowley
                                                 --------------------
                                                 Name:   David Rowley
                                                 Title:  Vice President


                                             THE NORINCHUKIN BANK, NEW YORK
                                             BRANCH,

                                              by
                                                 /s/ Takeshi Akimoto
                                                 ----------------------
                                                 Name:  Takeshi Akimoto
                                                 Title:  General Manager


                                             PT BANK NEGARA INDONESIA
                                             (PERSERO),

                                              by
                                                 /s/ Dewa Suthapa
                                                 --------------------
                                                 Name:   Dewa Suthapa
                                                 Title:  General Manager


                                             P.T. BANK RAKYAT INDONESIA
                                             (PERSERO),

                                              by
                                                 /s/ Kemas M. Ariee
                                                 ---------------------
                                                 Name:  Kemas M. Ariee
                                                 Title:  General Manager

                                              by
                                                 /s/ David W. Opdyke
                                                 ----------------------
                                                 Name:  David W. Opdyke
                                                 Title:  Deputy General
                                                         Manager


                                             REPUBLIC NATIONAL BANK OF
                                             NEW YORK,

                                              by
                                                 /s/ W.S. Eobie III
                                                 ----------------------
                                                 Name:  W. S. Eobie III
                                                 Title:  Senior Vice
                                                         President


                                             THE ROYAL BANK OF SCOTLAND
                                             PLC,

                                              by
                                                 /s/ Russell M Gibson
                                                 -------------------------
                                                 Name:   Russell M. Gibson
                                                 Title:  Vice President &
                                                         Deputy Manager


                                             THE SAKURA BANK, LIMITED, NEW
                                             YORK BRANCH,

                                              by
                                                 /s/ Yasumasa Kikuchi
                                                 -----------------------
                                                 Name:  Yasumasa Kikuchi
                                                 Title:  Senior Vice
                                                         President


                                             THE SANWA BANK LIMITED, DALLAS
                                             AGENCY,

                                              by
                                                 /s/ L. J. Perenyi
                                                 ---------------------
                                                 Name:   L. J. Perenyi
                                                 Title:  Vice President


                                             SOCIETE GENERALE, SOUTHWEST
                                             AGENCY,

                                              by
                                                 /s/ Elizabeth W. Hunter
                                                 ---------------------------
                                                 Name:   Elizabeth W. Hunter
                                                 Title:  Vice President


                                             THE SUMITOMO BANK, LIMITED,

                                              by
                                                 /s/ Harumitsu Seki
                                                 ---------------------
                                                 Name:  Harumitsu Seki
                                                 Title:  General Manager


                                             THE TOKAI BANK, LIMITED,

                                              by
                                                 /s/ Kaoru Oda
                                                 ----------------
                                                 Name:  Kaoru Oda
                                                 Title:  Assistant General
                                                         Manager


                                             UNION BANK OF SWITZERLAND,
                                             HOUSTON AGENCY,

                                              by
                                                 /s/ Dan O. Boyle
                                                 -------------------
                                                 Name:  Dan O. Boyle
                                                 Title:  Managing Director

                                              by
                                                 /s/ J. Finley Biggerstaff
                                                 ---------------------------
                                                 Name:  J. Finley Biggerstaff
                                                 Title:  Assistant Vice
                                                         President


                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE,

                                              by
                                                 /s/ Richard R. Newman
                                                 ------------------------
                                                 Name:  Richard R. Newman
                                                 Title:  Vice President


                                              by
                                                 /s/ Thomas Lee
                                                 ------------------
                                                 Name:   Thomas Lee
                                                 Title:  Associate



                                                                 EXHIBIT A-1





                                      PROMISSORY NOTE



               $                                          New York, New York
                                                               June 30, 1995


                         FOR VALUE RECEIVED, the undersigned, P.T. FREEPORT
               INDONESIA COMPANY, a limited liability company organized under the laws of Indonesia and also domesticated in Delaware (the "Borrower"), hereby promises to pay to the order of [name of Bank] (the "Bank"), at the office of The Chase Manhattan Bank (the "Administrative Agent"), at 270 Park Avenue, New York, New York 10017, on the Maturity Date as defined in the Credit Agreement entered into as of June 30, 1995 (as amended, restated or modified from time to time, the "Credit Agreement"), among the Borrower, FREEPORT-McMoRan
              COPPER & GOLD INC., a Delaware corporation, the Banks named theerein, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION (for purposseess of Article VIII thereof only), as trustee for the Banks under the FI Trust Agreement (as defined therein), and the Agents (as defined in the Credit Agreement), the lesser of the principal sum of [amount of commitment] Dollars ($
                ) and the aggregate unpaid principal amount of all Loans
               made by the Bank to the Borrower pursuant to Section 3.2 of the Credit Agreement, in lawful money of the United States of America in same day funds, and to pay interest from the date hereof on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the Credit Agreement.
                         The Borrower promises to pay interest, on demand,
               on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.
                         The Borrower hereby waives diligence, presentment,
               demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                         All borrowings evidenced by this Promissory No and
               all payments and prepayments of the principal hereof and
                interest hereon and the respective dates thereof shall be
               endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Promissory Note and the Credit Agreement.


                         This Promissory Note is one of the Promissory Notes
               referred to in the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Promissory Note and the borrowings evidenced hereby are entitled to the benefits of the FI Security Documents (as defined in the Credit Agreement). THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                             P.T. FREEPORT INDONESIA
                                             COMPANY,
                                               by

                                                  Name:
                                                  Title:










                                                                EXHIBIT A-2





                                     PROMISSORY NOTE



               $                                         New York, New York
                                                              June 30, 1995


                         FOR VALUE RECEIVED, the undersigned, FREEPORT-
               McMoRan COPPER & GOLD INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [name of Bank] (the "Bank"), at the office of The Chase Manhattan Bank (the "Administrative Agent"), at 270 Park Avenue,
               New York, New York 10017, on the Maturity Date as defined in the Credit Agreement entered into as of June 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, P.T. FREEPORT INDONESIA COMPANY, a limited liability company organized under the laws of Indonesia and also domesticated in Delaware, the Banks named therein, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION (for purposes of Article VIII thereof only), as trustee for the Banks under the FI Trust Agreement (as defined therein), and the Agents (as defined in the Credit Agreement), the lesser of the principal sum of
               [amount of commitment] Dollars ($      ) and the aggregate
               unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to Section 3.2 of the Credit Agreement, in lawful money of the United States of America in same day funds, and to pay interest from the date hereof on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the Credit Agreement.

                         The Borrower promises to pay interest, on demand,
               on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

                         The Borrower hereby waives diligence, presentment,
               demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                         All borrowings evidenced by this Promissory Note
               and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Promissory Note and the Credit Agreement.

                         This Promissory Note is one of the Promissory
               Notes referred to in the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.



                                                  FREEPORT-McMoRan COPPER &
                                                  GOLD INC.,

                                              by
                                                  Name:
                                                  Title:




             Note:
             All Schedules have been omitted and will be provided upon request.